EXHIBIT 32.2


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dan River Inc. (the "Company") on Form 10-Q for the period ending April 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is to the best knowledge of the undersigned.

				   /s/ Barry F. Shea
                                   -------------------------
                                   Barry F. Shea
                                   Chief Financial Officer

                                   May 24, 2004